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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT




Board of Directors
  and Shareholders
Quality Food Centers, Inc.
Bellevue, Washington


We consent to the incorporation by reference in Registration Statement No. 33-84202 of Quality Food Centers, Inc. on Form S-8 of our report dated March 15, 1995, incorporated by reference in the Annual Report on Form 10-K of Quality Food Centers, Inc. for the year ended December 31, 1994.




/s/  Deloitte & Touche LLP
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Seattle, Washington
May 1, 1995